UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2008

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6725 Mesa Ridge Road, Suite 100, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2008, the Board of Directors (the "Board") of ADVENTRX Pharmaceuticals, Inc. (the "Company") appointed Mark N.K. Bagnall, currently the Company’s Executive Vice President and Chief Financial Officer and a member of the Board, to additionally serve as the Company’s principal executive officer on an interim basis, effective immediately. The Company has informally begun a search for a new Chief Executive Officer.

Mr. Bagnall, age 51, has served as the Company’s Executive Vice President and Chief Financial Officer since April 3, 2008. He has served as a member of the Board since February 2004. Prior to his appointment as an officer of the Company, Mr. Bagnall served on the audit committee, the compensation committee and the nominating and governance committee of the Board, and as chair of the audit committee. Mr. Bagnall has over 20 years of experience in the biotechnology industry. From June 2000 to June 2007, he served as senior vice president and chief finance and operations officer of Metabolex, Inc., a biotechnology company dedicated to the discovery and development of novel therapeutics for diabetes and related metabolic disorders. In the 12 years prior to joining Metabolex, Inc., Mr. Bagnall held the top financial position at four life science companies: Metrika, Inc., a privately held diagnostics company, Progenitor, Inc., Somatix Therapy Corporation, and Hana Biologics, Inc. Mr. Bagnall is a director of two publicly held biotechnology companies, VIA Pharmaceuticals, Inc., a biotechnology company focused on the development of compounds for the treatment of cardiovascular disease, and Forticell Bioscience, Inc. (formerly Ortec International, Inc.), a biotechnology company focusing on advanced regenerative medicine and stem cell therapy. Mr. Bagnall received his B.S. in Business Administration from the University of California at Berkeley, Haas School of Business, and is a Certified Public Accountant.

The terms of Mr. Bagnall’s employment with the Company were disclosed previously in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 7, 2008, and his offer letter was filed as an exhibit to the Company’s Form 10-Q for the quarter ended June 30, 2008 on August 11, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

November 7, 2008	By:	/s/ Patrick L. Keran

Name: Patrick L. Keran
Title: Vice President, Legal